UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 1, 2013

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On February 1, 2013, E. I. du Pont de Nemours and Company (“DuPont”) announced the completion of the sale of its Performance Coatings business for $4.9 billion in cash (about $4.0 billion after-tax) and the assumption of certain liabilities to global alternative asset manager The Carlyle Group.

Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by this reference, is a copy of DuPont's press release dated February 1, 2013, announcing the completion of the disposition.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro forma financial information
Unaudited pro forma financial information of DuPont to give effect to the disposition of Performance Coatings is included in Exhibit 99.2 filed herewith and incorporated by reference into this Item 9.01.

(d)    Exhibits

Exhibit
Number        Description
99.1        Press Release of DuPont dated February 1, 2013.
99.2        Pro forma financial information of DuPont (Unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

February 7, 2013

EXHIBIT INDEX

Exhibit
Number        Description
99.1        Press Release of DuPont dated February 1, 2013.
99.2        Pro forma financial information of DuPont (Unaudited)

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